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Exhibit 10(r)

                                                                 [WACHOVIA Logo]

                       SECOND SEASONAL LINE OF CREDIT NOTE
                             MODIFICATION AGREEMENT


                  THIS AGREEMENT, made as of the ______ day of November, 2000, by and among WACHOVIA BANK, N.A. (the "Lender"), SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (if more than one, collectively, the "Borrower").

                                   WITNESSETH:

                  WHEREAS, the Borrower has made and issued an Amended and Restated Seasonal Line of Credit Note, dated the 31st day of October, 1998 as amended by that certain First Seasonal Line of Credit Note Modification Agreement dated December 20, 1999, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referred to as the "Note"), evidencing an original indebtedness of TWO MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00); and

                  WHEREAS, the Borrower and the Lender have executed and delivered a Master Credit Agreement dated October 31, 1998 as amended by that certain First Master Credit Agreement Modification Agreement dated October 31, 1999 and as amended by that certain Second Master Credit Agreement Modification Agreement dated of even date herewith, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referenced to as the "Master Credit Agreement"), which establishes uniform agreements, obligations, and covenants and other matters concerning the Note and other Obligations (as defined in the Master Credit Agreement) of the Borrower to the Lender; and

                  WHEREAS, to secure the Note and other Obligations, the Borrower has executed and delivered certain Mortgages and Assignments (as those terms are defined in the Master Credit Agreement) made a part hereof by this reference as fully as if set out herein verbatim (such documents as same may have been heretofore amended, being herein referred to as the "Security Instruments"); and

                  WHEREAS, the Borrower has requested the Lender make certain modifications to the Note; and

                  WHEREAS, the Lender, as holder and owner of the Note, and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Note shall remain unchanged and continue in full force and effect as therein written.

                  NOW, THEREFORE, the Lender and the Borrower in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Note should be, and the same hereby is, modified and amended as follows:

                  1. THE FOLLOWING SENTENCE IS DELETED AFTER THE FIRST SENTENCE OF THE THIRD PARAGRAPH OF THE NOTE:

ANY PRINCIPAL AMOUNTS OUTSTANDING UNDER THIS NOTE IN EXCESS OF TWO MILLION, FIVE HUNDRED THOUSAND ($2,500,000.00) SHALL BE DUE AND PAYABLE ON OCTOBER 31, 2001. ANY SUCH AMOUNTS SHALL NOT BE ADVANCED OR RE-ADVANCED AFTER MAY 31, 2001.

                  2. THE FOLLOWING PARAGRAPH IS ADDED TO THE NOTE:


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         NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE HOLDER MAY, AT ITS
SOLE OPTION, UPON AT LEAST ONE HUNDRED TWENTY (120) CALENDAR DAYS' PRIOR WRITTEN NOTICE TO THE MAKER, DECLARE THE OUTSTANDING PRINCIPAL OF THIS NOTE AND ANY ACCRUED AND UNPAID INTEREST DUE HEREUNDER DUE AND PAYABLE IN FULL AS OF THE 1ST DAY OF JULY IN ANY YEAR , BEGINNING WITH THE 1ST DAY OF JULY, 2002 (EACH SUCH JULY 1, A "CALL DATE"). A FAILURE TO CALL THIS NOTE ON ANY ONE CALL DATE SHALL NOT ADVERSELY AFFECT THE RIGHT OF THE LENDER TO CALL THIS NOTE ON ANY SUBSEQUENT CALL DATE. IF HOLDER GIVES SAID NOTICE, HOLDER SHALL NOT HAVE ANY FURTHER OBLIGATION TO MAKE ANY ADVANCE UNDER THE SEASONAL LINE OF CREDIT NOTE.

                  IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Note by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Note or Master Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Note, as hereby amended, or Master Credit Agreement. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Note, as hereby amended.

                  The Borrower promises and agrees to pay the indebtedness evidenced by the Note, as hereby amended, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Note, as hereby modified and amended, and Master Credit Agreement, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Note is in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

                  Any reference contained in the Note, as amended herein, Security Instruments or Master Credit Agreement, to the Note shall hereinafter be deemed to be a reference to such document as amended hereby.

                  Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Note and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed, provided, however, any original of a document executed by the parties shall be conclusive evidence as to the terms of that document.

                  This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees) are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

                  This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.


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                  IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.


                                     LENDER:

                                     WACHOVIA BANK, N.A.


[CORPORATE SEAL]                     By:   /s/ R. Ross Campbell, Jr.
                                           -------------------------------------
                                           Its: Assistant Vice President
                                                --------------------------------



                                     SEA PINES ASSOCIATES, INC.

[CORPORATE SEAL]                     By:   /s/ Michael E. Lawrence
                                           -------------------------------------
                                           Its: Chief Executive Officer
                                                --------------------------------


                                     SEA PINES COMPANY, INC.



[CORPORATE SEAL]                     By:   /s/ Michael E. Lawrence
                                           -------------------------------------
                                           Its: President
                                                --------------------------------